Exhibit 99.1

Iridium Enters the Public Markets via Combination with GHL Acquisition Corp.

September 2008

GHL Acquisition Corp.

  Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. The words "anticipates", "may", "can", "believes", "expects", "projects", "intends",
"likely", "will", "to be" and other expressions that are predictions of or indicate future events, trends or prospects and which do not relate to historical matters identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of GHL Acquisition
Corp. ("GHQ") and/or Iridium Holdings LLC ("Iridium") to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties regarding the timing of the proposed transaction with Iridium, whether the transaction will be approved by
GHQ's stockholders, whether the closing conditions will be satisfied (including receipt of regulatory approvals), as well as industry and economic conditions, competitive, legal, governmental and technological factors. There is no assurance that GHQ's or Iridium's expectations will be realized. If one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

GHL Acquisition Corp.

Additional Information and Where to Find It

This communication is being made with respect to a proposed acquisition and related transactions involving GHQ and Iridium. In connection with these proposed transactions, GHQ intends to file with the Securities Exchange Commission ("SEC") a preliminary proxy statement and to mail a definitive proxy statement and other relevant documents to GHQ's stockholders. The information contained in this communication is not complete and may be changed. Before making any voting or investment decisions, GHQ's stockholders and other interested persons are urged to read, when it becomes available, GHQ's preliminary proxy statement, and any amendments thereto, and the definitive proxy statement in connection with GHQ's solicitation of proxies for the special meeting to be held to approve the acquisition and any other relevant documents filed with the SEC because they will contain important information about Iridium, GHQ and the proposed transactions. The definitive proxy statement will be mailed to GHQ stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders and other interested persons will also be able to obtain a copy of the preliminary and definitive proxy statements once they are available, without charge, at the
SEC's web site at http://www.sec.gov or by directing a request to: GHL Acquisition Corp., 300 Park
Avenue, 23rd Floor, New York, New York, telephone: (212) 372-4180.

GHQ also intends to launch a tender offer for its common shares which tender offer will be expected to close concurrent with the closing of the acquisition of Iridium. The tender has not yet commenced. This communication is neither an offer to purchase nor a solicitation of an offer to sell shares of GHQ. Upon commencement of the tender offer, GHQ will file with the SEC a tender offer statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal and other related documents. GHQ stockholders and other investors should read these materials carefully when such documents are filed and become available, as they will contain important information about the terms and conditions of the tender offer. Stockholders and other interested persons will also be able to obtain these documents once they are available, without charge, at the SEC's website at http://www.sec.gov, or by directing a request to : GHL Acquisition
Corp., 300 Park Avenue, 23rd Floor, New York, New York, telephone: (212) 372- 4180.

GHL Acquisition Corp.

Participants in the Solicitation

GHQ and its directors and officers may be deemed to be participants in the solicitation of proxies to GHQ's stockholders in connection with the acquisition. A list of the names of those directors and officers and a description of their interests in GHQ is contained in GHQ's report on Form 10-K for the fiscal year ended December 31, 2007, which is filed with the SEC, and will also be contained in
GHQ's proxy statement when it becomes available. GHQ's stockholders may obtain additional information about the direct and indirect interests of the participants in the acquisition, by security holdings or otherwise, by reading GHQ's proxy statement and other materials to be filed with the SEC when such information becomes available.

Nothing in this communication should be construed as, or is intended to be, a solicitation for or an offer to provide investment advisory services.

GHL Acquisition Corp.

Table of Contents

1.       Transaction Overview

2.       Overview of Iridium

GHL Acquisition Corp.

Iridium Enters the Public Markets

o    Iridium to become a NASDAQ-listed company through a reverse acquisition transaction with GHL
     Acquisition Corp. ("GHQ")

o    Iridium owns and operates the world's largest and most sophisticated commercial satellite network f Provides global communications between people, vehicles, aircraft, vessels, assets

     >    More than 305,000 end-user subscribers globally, growing rapidly

     >    Strong revenue and EBITDA growth

o    Iridium sees significant benefits to becoming a public company

     >    More efficient access to capital

     >    Greater visibility and credibility with customers and suppliers

     >    Potential acquisition currency

     >    Enhanced ability to attract, retain and motivate world-class talent

GHL Acquisition Corp.

Transaction Overview

Merits of the Transaction

The transaction will enhance value by allowing Iridium to emerge as a public company with no net debt, ready to fund continuing growth

- **High quality business**
  - One of only two major players in the sector (Inmarsat the other)
  - Only provider with truly global service
  - US Department of Defense serves as long-term anchor customer
  - Valuable, global spectrum holdings
  - Satellite operations outsourced to Boeing
- **Substantial scale**
  - $107 million Operational EBITDA[(1)] based on first half 2008 annualized
- **Rapid growth**
  - 5 separate subscriber verticals, all growing
  - First half Operational EBITDA[(1)] up 55% versus prior year
- **Attractive valuation**
  - 7.5x trailing Operational EBITDA[(1)] based on annualized first half results (fully-distributed value, pro forma for transaction and GHQ warrants)
  - Inmarsat trading at 14.8x annualized first half 2008 EBITDA
- **Valuation enhancement potential**
  - New products and applications
  - Brand enhancement from net debt-free balance sheet and public company status

Note:
(1) Operational EBITDA excludes revenue and expenses associated with next generation constellation deployment that cannot be capitalized.

GHL Acquisition Corp.

7

Iridium has been and continues to be on an impressive growth trajectory, recently experiencing some of the strongest months of operation in its history

Transaction Overview

Strong and Consistent Growth

o    Significant Long-Term and Recent Growth in Subscribers

     >    Currently more than 305,000 subscribers

     >    32% compound annual growth 2002-2007

     >    38% growth June 2008 vs. June 2007

     >    May and June of 2008 each set new records for subscriber additions

o    Significant Long-Term and Recent Growth in Revenue

     >    31% compound annual growth 2002-2007

     >    31% growth first half 2008 vs. first half 2007

o    Significant Long-Term and Recent Growth in Operational EBITDA (1)

     >    EBITDA positive since 2004

     >    55% growth first half 2008 vs. first half 2007

     >    At inflection point with largely fixed cost business model

o    Strong Performance Across All Verticals

     >    Maritime

     >    Aviation

     >    Government

     >    Land/Mobile (Handsets)

     >    Machine-to-Machine (Asset Tracking and Telemetry - Short Burst Data)

Note:                                                                                                                       8

(1) Operational EBITDA excludes revenue and expenses associated with next generation constellation deployment that cannot be capitalized.

GHL Acquisition Corp.

The value of the deal is enhanced by a variety of structural points

Transaction Overview

Structural Transaction Enhancements

   Minimal cash paid to Iridium shareholders

        Existing owners want to maintain significant ownership going forward

        Cash retained enables Company to be debt free and fund future growth

   Tender offer to buy up to 30% of GHQ shares at a premium, which will close concurrent with the transaction

     Step up in tax basis of Iridium's assets resulting from transaction creates substantial future tax savings

     Future warrant proceeds help fund next generation of satellites Substantially reduced economics to GHQ sponsor f Both sponsor shares and warrants reduced significantly

Greenhill & Co. ("Greenhill") investing an additional $22.9 million in Iridium in separate transaction pre-closing

GHL Acquisition Corp.

Transaction Overview

Iridium Benefits from Greenhill Sponsorship

Why is Iridium entering the public markets through a reverse acquisition with
GHQ?

GHQ Represents a Unique Sponsor

     Sponsorship enhances appeal to prospective customers

     Greenhill telecom expertise and advice

     Greenhill investing track record generally and within the telecom space

     Long history of Greenhill public-company stewardship

     Greenhill expertise in issues inherent in transitioning high-quality organizations to public ownership

Efficient and Accelerated Approach to Entering Public Markets

     Limits management distraction or business disruption

Alignment of Interests

     $20.0 million Greenhill/staff investment in GHQ

     $22.9 million additional investment by Greenhill in Iridium prior to acquisition

GHL Acquisition Corp.

Transaction Overview

Greenhill Relevant Investment Experience

Global Signal – Many Common Attributes with Iridium

Greenhill believes Iridium shares a number of important attributes with its successful investment in Global Signal

Greenhill, through its investment funds, initially invested in Global Signal (then named Pinnacle Holdings) in 2002 and generated an 8.0x blended return on its capital

	global signal	iridium
Secular Growth	▪ Strong subscriber growth, increasing coverage needs, new applications driving demand	▪ Strong subscriber growth, increasing coverage needs, new applications driving demand
Superior Product	▪ Strategic, high quality cell tower locations nationwide	▪ Low latency, high call quality satellites providing truly global coverage
Impaired Competition	▪ Significantly overleveraged competitors unable to compete effectively	▪ Globalstar network issues; no other "fully global" competitor
Barriers to Entry	▪ Difficult zoning and approval for any new cell towers	▪ Difficult to acquire spectrum, orbital space, VAR relationships; long lead time and capex to launch
Stability of Cash Flow	▪ Long-term leases with cellular carriers	▪ Sticky subscriber base; "mission critical" applications; high switching costs for users

GHL Acquisition Corp.

11

Greenhill's Track Record of Public Company Stewardship

Later Sold Public Company

Greenhill (GHL)

Greenhill & Co.    S&P Mid Cap Investment Banking & Brokerage

Hercules Offshore (HERO) Heartland Payment Systems (HPY)

EXCO Resources (XCO)

Energy Transfer (ETE)

GHL Acquisition Corp.

Note: Returns quoted from IPO price through closing price on 9/19/08. Highlighted companies have been acquired and returns are quoted from IPO price to acquisition price.

Transaction Overview

Transaction Summary

      Acquirer                  GHL Acquisition Corp. ("GHQ")
                                Iridium Holdings LLC
       Target
                                Acquisition
      Structure
                        Cash: $100 million ($22.9 million upfront from Greenhill investment; $77.1 million upon closing from GHQ cash balances)
                                Up to $15 million additional cash pre-closing from Iridium balances to meet pending tax obligations of certain
  Consideration to              sellers
                                GHQ Shares: $360 million
   Iridium Holders
                        $30 million payment to compensate for tax basis step-up, payable 90 days after closing

                        $22.9   million investment by Greenhill
                                referenced above will be not be
                                contingent on closing of the GHQ
                                acquisition, and will be made upfront
                                in form of convertible debt
                        5 current Iridium outside directors plus CEO, 2 Greenhill, and 2 independent GHQ
 Board of Directors             nominated directors
                        Greenhill representative to serve as Chairman

                        Approval by GHQ shareholders (approval requires that less than 30% of public shareholders vote against transaction and elect conversion)
      Approvals
                        Requisite regulatory (e.g. HSR, FCC) approvals

GHL Acquisition Corp.

Transaction Summary (cont'd)

             GHL                     Lockups  Lockup on GHQ
                                     securities owned by GHL extended to 1 year
                                     (from 180 days), except sales via
                                     underwritten secondary offerings approved
                                     by Iridium Board after 6 months
         Iridium                     Shareholder  No sales of GHQ
                                     shares for 1 year, except sales via
                                     underwritten secondary offerings approved
                                     by Iridium Board after 6 months
               Lockups
                                     1.44 million GHQ founder shares held by GHL cancelled (bringing promote to 15% from

        Securities Forfeited         approximately 17.5%)
             8.37 million GHQ Founder Warrants held by GHL cancelled
               by GHL
                                     2 million GHQ Private Placement Warrants held by GHL cancelled (6 million retained)

            Tender                   Offer  Tender offer for GHQ
                                     shares/warrants of $120 million (less
                                     payments made to "no voters") to close
                                     concurrent with closing of the transaction
                                     Current Iridium director and executive
                                     grants vest upon transaction closing
          Management                 Equity  New option grants made
                                     upon transaction closing to senior
                                     management totaling 2.0 million options
                                     with $10.50 strike price and 2.0 million
                                     options with $14.25 strike price
             Incentives

GHL Acquisition Corp.

Transaction Overview

Transaction Valuation / Operating Comparison

The Iridium transaction represents an attractive valuation relative to the Company's nearest competitor

Iridium's valuation is made even more attractive by its higher growth, lower leverage and superior network coverage

($ in millions, except per share and subscriber data)

	Iridium		Inmarsat
	Consideration to Existing Iridium Owners	Fully-Distributed Post-Combination Valuation	Trading Valuation
Fully-Diluted Shares Issued/Outstanding	38.3 (1)	87.8 (2)	458.4
x Share Price	$10.00 (3)	$10.00 (3)	$10.74 (4)
Market Capitalization	**$382.9**	**$877.6**	**$4,921.6**
Plus: Cash Acquisition Consideration	77.1	-	-
Equity Valuation	**$460.0**	**$877.6**	**$4,921.6**
Plus: Net Debt	$130.8 (5)	($72.4) (6)	$1,503.3
Enterprise Valuation	**$590.8**	**$805.2**	**$6,424.9**
Enterprise Value / First-Half 2008 Annualized EBITDA	**5.5x (7)**	**7.5x (7)**	**14.8x**
June 2008 Total Subscribers / Active Terminals (Thousands)	280.5 (8)	280.5 (8)	235.4
% Growth from Year-Earlier	*38.3%*	*38.3%*	*1.6%*
First-Half 2008 Annualized Revenue	$312.0	$312.0	$623.2
% Growth from Year-Earlier	*30.7%*	*30.7%*	*9.6%*
First-Half 2008 Annualized EBITDA	$107.0 (7)	$107.0 (7)	$435.4
% Growth from Year-Earlier	*55.4%*	*55.4%*	*8.4%*
Net Debt / First-Half 2008 Annualized EBITDA	1.2x (7)	None (7)	3.5x
Network Coverage	Global	Global	No Polar Coverage

Notes:

(1) Represents shares issued to Iridium's pre-combination holders, including shares issued assuming conversion of Greenhill's $22.9MM convertible note.
(2) Fully-diluted post-transaction, post tender-offer share count, including all non-forfeited shares and warrants. Assumes no GHQ shareholders vote against the transaction and elect conversion. Based on treasury method.
(3) Assumes $10.00 GHQ share price, based on approximate cash in trust, net of GHQ transaction expenses at closing.
(4) As of 9/19/08. Source: Bloomberg.
(5) As of 6/30/08.
(6) Estimated post-transaction, post tender-offer cash balance (including estimated cash flows through 12/31/08).
(7) Based upon Operational EBITDA, as defined elsewhere in this presentation.
(8) Iridium subscriber count has increased to over 305,000 as of September 2008.

GHL Acquisition Corp.

15

Table of Contents

1.       Transaction Overview

2.       Overview of Iridium

GHL Acquisition Corp.

Iridium is the world's largest and most sophisticated commercial satellite network providing global communications on the move - people, vehicles, aircraft, vessels, assets

Global Network Providing Unique Capabilities

   66 satellite polar orbiting constellation

        8 in-orbit spares

   A single subscriber device works worldwide

   Ubiquitous coverage

        All oceans and land masses, including polar routes

        Any terrain

        Where terrestrial infrastructure is unavailable or undesirable

   Low earth orbit system provides numerous benefits and cost advantages for end users

   Satellite-to-satellite links create a secure mesh network in space

GHL Acquisition Corp.

Overview of Iridium

Leader in Mobile Satellite Communications

Fastest growing full-service provider of mobile satellite services (MSS)

Highly defensible position with little direct competition

Strong and consistent financial performance

Attractive MSS market growing at 15% annually through 2015(1)

Significant current and future cash generation capability

High-value industrial and Government customers

R&D investments fuel new growth opportunities

GHL Acquisition Corp.                    Note:
                                         (1) Source: Euroconsult.

Overview of Iridium

Strong Growth Trajectory

Iridium is growing rapidly and consistently, as measured by subscribers, revenues and EBITDA

Since June, Iridium's subscriber count has further increased to over 305,000

Total Subscribers


(In Thousands)
U.S. Government
Commercial
33% CAGR
300
250
200
150
100
50
0
2002
2003
2004
2005
2006
2007
1H2008
59
13
46
94
22
72
115
27
88
143
28
115
174
29
146
234
32
202
280
32
248

Revenue


($ in Millions)
31% CAGR
+31%
$300
$250
$200
$150
$100
$50
$0
2002
2003
2004
2005
2006
2007
1H2007
1H2008
$68.6
$98.7
$121.5
$187.7
$212.4
$260.9
$119.4
$156.0

Operational EBITDA(1)


($ in Millions)
87% CAGR
+55%
$100
$80
$60
$40
$20
$0
($20)
($40)
2002
2003
2004
2005
2006
2007
1H2007
1H2008
($33.5)
($19.3)
$3.3
$47.5
$53.8
$76.3
$34.4
$53.5

Note:
(1) Operational EBITDA excludes revenue and expenses associated with next generation constellation deployment that cannot be capitalized.

GHL Acquisition Corp.
19

Overview of Iridium

Experienced Management Team

Matt Desch, CEO

     More than 28 years of senior executive experience including: CEO, Telcordia
     Technologies and, President, Global Wireless, Nortel Networks. Chairman of
     the Board of Airspan Networks and on the board of Starent Networks.

Eric Morrison, CFO

     Has worked on the Iridium program for 16 years. Previously Controller and CFO, Iridium North America.

John Brunette, Chief Legal & Administrative Officer

     More than 24 years of telecom experience. Previously EVP and later CEO of
Teleglobe Inc.

Greg Ewert, EVP - Global Distribution and Business Development

     More than 20 years of technology and telecom experience: Formerly SVP at Comsat International,
     SVP at Teleglobe, VP & General Manager Sprint International/GlobalOne, President of Sprint
     Intl. of Canada.

Lee Demitry, EVP - Iridium NEXT

     More than 31 years of aerospace/satellite experience, 20 at the US Air
     Force leading many complex and advanced space and satellite programs.
     Previously VP of Engineering at GeoEye.

John Campbell (Lt General USAF-retired), EVP - Government Programs

     32 year career with US Air Force. Associate Director of Central Intelligence for Military
     Support for the CIA. Vice Director of the Defense Information Systems Agency (DISA)

Don Thoma, EVP - Marketing and Product Management

     More than 24 years of aerospace and communications experience. Formerly VP Business Development and General Manager of ORBCOMM's Asset Tracking Business Unit

John Roddy, EVP - Ground Operations and Product Development

     More than 28 years of telecom experience. Public Carrier Networks at Nortel Networks.
     Previously VP and GM Professional Services and VP of Technology President, Telcordia Global
     Services and SVP and CIO at Telcordia.

GHL Acquisition Corp.

Overview of Iridium

Strong Position in Growing Market

Iridium has grown consistently since its re-launch, with subscribers and revenue growing at compound annual rates of 32% and 31% respectively, from 2002-2007

- Attractive market for mobile satellite services (MSS)
  - Total market $1.1B in 2007
  - Commercial terminals are projected to grow at 21% per annum
  - Commercial service revenue projected to grow at 15% per annum
- Iridium is the fastest growing full service MSS player
- Number one provider of MSS to the US Government

Total MSS Market Share 2001


Globalstar
1%
MSV
4%
Orbcomm
0%
Thuraya
7%
Iridium
9%
Inmarsat
79%

Total 2001 Revenues: $0.6 billion

Total MSS Market Share 2007


MSV
3%
Orbcomm
3%
Globalstar
9%
Thuraya
13%
Inmarsat
49%
Iridium
23%

Total 2007 Revenues: $1.1 billion

Source: Euroconsult 2007 Revenue estimate, Raymond James Equity Research 2008

GHL Acquisition Corp.
21

Overview of Iridium

Superior Competitive Position

Iridium has superior coverage and network advantages relative to competitors and is growing market share

	TREND	COVER	SVCS	2007 REVENUE
inmarsat	↑	70% Global (GEO – 3 + 8 legacy)	Voice Broadband	$557M
iridium	↑	100% Global (LEO – 66 + spares)	Voice Low Data High Data	$261M
الثريا THURAYA	–	Regional (Mideast and Asia) (GEO – 2)	Voice High Data Broadband	$146M
Globalstar	↓	Regional (US & Continents) (LEO – 48)	Voice Low Data	$98M
ORBCOMM	↑	Global (LEO – 24)	Low Data	$28M

Source: Euroconsult, Company Filings, and Raymond James Equity Research 2008

GHL Acquisition Corp.

22

Overview of Iridium

Global, Premium, and Profitable

Iridium Position Relative to Competitors

                                                                 Regional vs. Global
                   Regional
                                                               Consumer Orientation
                 Consumer
                                                                  Market Positioning
                   Low-end
                                                              Business Model Maturity
                     Untried
                                                                  Operational Focus
             Spectrum Play

Iridium Position vs. Competition

         Global

      Industrial

     High-end /

      Premium

        Mature /
     Developed

Making Money

GHL Acquisition Corp.                        Source: Iridium.

Overview of Iridium

Strong Presence in Critical Applications

Maritime

37% of commercial traffic in international waters



- Crew calling
- Fisheries mgmt
- Man-overboard
- High Speed Data
- SSAS

Subscribers up 26%

Aviation

17,000+ aircraft equipped



- Flight following
- Cockpit communications
- Air safety services

Subscribers up 48%

Government

~32,000 DoD subscribers



- Over-the Horizon
- Netted
- Blue Force Tracking
- Unattended Sensors

Subscribers up 6%

Land/Mobile (Handsets)

197,000+ commercial voice subscribers



- Disaster Emergency/rescue operations
- In-Network calling
- Regional Pricing
- Quality Guarantee

Subscribers up 30%

Machine-to-Machine (Asset Tracking & Telemetry)

Low latency, and low cost critical global applications



- 150+ applications
- Fleet management
- Container tracking
- Oil and Gas telemetry
- Oceanographic data

Subscribers up 157%

Integral part of day-to-day operation of industry and governments

Note: Subscriber growth reflects growth from 2Q07 to 2Q08

GHL Acquisition Corp.
24

Overview of Iridium

Iridium is an embedded part of DoD communications infrastructure since inception, with many new opportunities for growth

  Total Subscribers (6/30/08)

               U.S.
           Government
               11%

                    Commercial
                       89%

Defense Department Anchor Tenant Customer

   Unique high security network that complies with military standards

        100% global coverage, operated from single, secure gateway

        Significant investment by Department of Defense in secure gateway

        Large amount of Iridium user equipment in-place

   DoD anchor contract for service through its own secure gateway

        Contract in place since 2000

        New five year(1) contract signed in Q1 2008

        Serves all branches of DoD plus other international and government users

        Fixed fee per user, bulk access

        Average minutes-of-use in excess of 7 million / month Increasingly wide range of Department of Defense embedded applications

        Source of R&D funds for new products and services

GHL Acquisition Corp.

(1) As is customary for government contracts, Iridium's DoD contract is structured with a one-year term and four one-year options to extend.

Overview of Iridium

Growth-Oriented Wholesale Distribution Model


43
137
1100+
Value-Added Manufacturers
L3 communications
BEAM
AirCell
Thrane & Thrane
iridium
Iridium Handset
Value-Added Resellers
EADS
NAL Research Corporation
IDL
Honeywell
Blue Sky Network
ARINC
SITA
Service Partners
VIZADA
SatCom Group
SingTel
STRATOS
KDDI
GENERAL DYNAMICS
Value-Added Developers
Tesacom
GMN
ontec
AWS Active Web Solutions
M2M devices
Distributors
Distributors
Distributors
End Customer
OpenPort

A Growing Network of Iridium Partners Providing Solutions to End-Customers

Partners do Much of the Legwork in Developing New Products & Applications

GHL Acquisition Corp. 26

Overview of Iridium

Iridium expects to fund the capital requirements ($2.7 billion) primarily from internally generated cash flows and proceeds from secondary payloads

Management sees no need for additional debt financing until 2014 given transaction with GHQ

Expected peak financing need in 2016 of approximately $300 million

Iridium NEXT - Our Second Generation

   Iridium has begun plans to replace current constellation

        Lockheed Martin and Thales Alenia competing for contract

   Launches to begin around 2013

        New system has 15 year expected life

   Maintain unique attributes - 66 satellite LEO architecture, inter-satellite links, global coverage, security, availability

   Backward compatible for existing customers - maintains ongoing growth in existing cash flow base

   Improved data speeds, subscriber technology, core technology improvements
(batteries, processors, solar cells)

   Valuable platform for global interconnected secondary payloads

GHL Acquisition Corp.

Overview of Iridium

Opportunity to Share NEXT Infrastructure

Including secondary payloads on NEXT may significantly defray overall capital costs

Significant interest from Government and industry in sharing NEXT global networked communications infrastructure for space observation

Secondary payloads deployed on NEXT can revolutionize Earth sensing

        Unprecedented spatial and temporal coverage  with 66 payloads

        Real-time data acquisition from on-board sensors

        Cost effective - < 20% the cost of dedicated satellites

Potential new space services - global command, control and communications for independent satellites

GHL Acquisition Corp.

Overview of Iridium

Summary Financial Statements

Iridium has successfully added subscribers rapidly and profitably over its operating history

Since June, Iridium's subscriber count has further increased to over 305,000

($ in millions, subscriber data in thousands)	Years Ended December 31, 2002	2003	2004	2005	2006	2007	Six Months Ended June 30, 2007 (2)	2008 (2)
Subscribers:								
Commercial	46.2	71.6	88.2	115.3	145.7	202.5	172.6	248.5
U.S. Government	13.0	21.9	26.6	27.6	28.5	31.7	30.1	32.0
Total Subscribers	**59.2**	**93.6**	**114.8**	**142.9**	**174.2**	**234.2**	**202.7**	**280.5**
% Growth	-	*58%*	*23%*	*24%*	*22%*	*34%*	-	*38%*
Revenues:								
Commercial	$21.8	$42.5	$49.6	$60.7	$77.7	$101.2	$45.6	$61.8
U.S. Government	39.3	39.1	45.1	48.3	50.8	57.9	27.1	29.9
Equipment	7.5	17.0	26.8	78.7	83.9	101.9	46.6	64.3
Total Revenues	**$68.6**	**$98.7**	**$121.5**	**$187.7**	**$212.4**	**$260.9**	**$119.4**	**$156.0**
% Growth	-	*44%*	*23%*	*54%*	*13%*	*23%*	-	*31%*
Gross Profit	**$53.6**	**$73.3**	**$87.1**	**$115.6**	**$143.6**	**$185.9**	**$84.6**	**$113.9**
% Growth	-	*37%*	*19%*	*33%*	*24%*	*29%*	-	*35%*
% Margin	*78.1%*	*74%*	*72%*	*62%*	*68%*	*71%*	*71%*	*73%*
Operational EBITDA (1)	**($33.5)**	**($19.3)**	**$3.3**	**$47.5**	**$53.8**	**$76.3**	**$34.4**	**$53.5**
% Growth	-	-	-	-	*13%*	*42%*	-	*55%*
% Margin	*-48.8%*	*-20%*	*3%*	*25%*	*25%*	*29%*	*29%*	*34%*
NEXT Costs	-	-	-	-	-	1.8	0.7	3.3
GAAP EBITDA	**($33.5)**	**($19.3)**	**$3.3**	**$47.5**	**$53.8**	**$74.5**	**$33.7**	**$50.2**
% Growth	-	-	-	-	*13%*	*38%*	-	*49%*
% Margin	*-48.8%*	*-20%*	*3%*	*25%*	*25%*	*29%*	*28%*	*32%*

Notes:
(1) Operational EBITDA excludes revenue and expenses associated with next generation constellation deployment that cannot be capitalized.
(2) Unaudited.

GHL Acquisition Corp.
29

Overview of Iridium

Iridium's fixed cost business model allows a significant portion of any incremental new revenue to fall to the bottom line

Iridium's Key Growth Strategies

   Continued Growth in Subscribers and Market Share

        Superior service offering and coverage advantage

        Network allows lower overall cost to end users

        Exploit weaker competitors

        Continued low churn as more devices "built in" to VAR offerings

   Continued Introduction of New Products

        90+ VARs creating new applications and integrating Iridium into their products

        New handsets and lower-cost data modems

        Expanding into high-speed data

        New services ("push to talk" and iGPS)

   Expanding Sales Coverage

        New geographic coverage through licensing in large, high-growth markets (e.g. China, Mexico, Russia)

        Continually adding new VARs, service providers, manufacturers and developers

   Exploiting Regulatory Mandates to Grow Current Markets

        Air transport safety

        Fishing compliance

        Vessel identification and tracking for security

        Long-haul trucking driver safety

GHL Acquisition Corp.

Overview of Iridium

Merits of the Transaction

  The transaction will enhance value by allowing Iridium to emerge as a public company with no net debt, ready to fund continuing growth

    High quality business

        One of only two major players in the sector (Inmarsat the other)

        Only provider with truly global service

        US Department of Defense serves as long-term anchor customer

        Valuable, global spectrum holdings

        Satellite operations outsourced to Boeing

    Substantial scale

        $107 million Operational EBITDA(1) based on first half 2008 annualized

    Rapid growth

        5 separate subscriber verticals, all growing

        First half Operational EBITDA(1) up 55% versus prior year

    Attractive valuation

     7.5x trailing Operational EBITDA(1) based on annualized first half results (fully-distributed value, pro forma for transaction and GHQ warrants)

        Inmarsat trading at 14.8x annualized first half 2008 EBITDA

    Valuation enhancement potential

   New products and applications

        Brand enhancement from net debt-free balance sheet and public company status

Note:

(1) Operational EBITDA excludes revenue and expenses associated with next generation constellation deployment that cannot be capitalized.

GHL Acquisition Corp.